Exhibit 10.42

AMENDMENT TO DEBENTURE

This Amendment to Debenture (this “Amendment”), dated as of March 20, 2014, is made by and between U.S. Dry Cleaning Services Corporation, a Delaware corporation (the “Company”), and Setal 9 Trust (“Setal 9”).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Debenture (as defined below).

W I T N E S SE T H

WHEREAS, on August 22, 2012, USDC issued to Setal 9 that certain 10% Senior Secured Convertible Debenture Due March 31, 2015 (RN-1) in the principal amount of $550,000 (the “Debenture”);

WHEREAS, Section 10(n) of the Debenture provides that the terms of all of the Debenture may be amended with the written consent of the Company and the holder of the Debenture; and

WHEREAS, the parties hereto desire to amend certain terms of the Debenture as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Maturity Date.  The “Maturity Date” as defined in the third paragraph of the Debenture is hereby amended and replaced with “July 31, 2015.”

2.                                      Remainder of Debenture Unchanged.  Except as amended herein, all other terms and conditions of the Debenture shall remain in effect and the parties hereto ratify and confirm the same.

3.                                      Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Delivery by facsimile or other electronic means of an executed counterpart hereof shall have the same force and effect as delivery of an originally executed counterpart hereof.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION

/S/ ALEX BOND
Alex Bond, Chief Executive Officer

SETAL 9 TRUST

/S/ LESTER E. TAYLOR, JR.
Lester E. Taylor, Jr., Trustee